                                                                    EXHIBIT 10.2
                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

---------------------------------x
                                 :
In re:                                       Chapter 11
                                 :
VENCOR, INC., et al.,                        Case No. 99 3199(MFW)
              -- --              :           through 99-3327(MFW)

                   Debtors.      :           (Jointly Administered)

                                 :
---------------------------------x


                              STIPULATION AND ORDER
                              ---------------------

          This stipulation and order (the "Stipulation and Order") is entered into as of the date set forth below by and among the above-captioned debtors and debtors-in-possession (collectively, the "Debtors"), and Ventas, Inc., on behalf of itself and each of Ventas Realty, Limited Partnership and Ventas LP Realty, L.L.C. (collectively, "Ventas," and, together with the Debtors, the "Parties").

          WHEREAS, on May 1, 1998, Ventas, Inc. effected a corporate reorganization (the "1998 Spin Off") pursuant to which Ventas, Inc. (then known as Vencor, Inc.) was separated into two publicly held corporations. A new corporation, subsequently renamed Vencor, Inc., was formed to operate the hospital, nursing center and ancillary services businesses. The continuing corporation, now known as Ventas, Inc., continued to hold title to substantially all of the real property; and

          WHEREAS, the 1998 Spin Off was effected through an Agreement and Plan of Reorganization by and between Vencor, Inc. (now Ventas, Inc.) and Vencor Healthcare, Inc. (now Vencor, Inc.)

dated as of April 30, 1998 and related agreements (the "Reorganization Agreements"); and

          WHEREAS, the Debtors, Ventas, Inc. and Ventas Realty, Limited Partnership are parties to a stipulation, dated September 13, 1999 (the "Rent and Reorganization Stip"), governing, among other things, the payment of rent and performance under the Reorganization Agreements by the Debtors during the pendency of the chapter 11 cases and the period in which the Rent and Reorganization Stip is in force and effect; and

          WHEREAS, the Rent and Reorganization Stip remains in full force and effect; and

          WHEREAS, on September 15, 1999, Ventas, Inc. filed its 1998 consolidated federal income tax return (the "Consolidated Return"); and

          WHEREAS, pursuant to the Consolidated Return, on February 3, 2000, Ventas received a tax refund in the total amount of $26,609,865.60 (comprised of $25,349,528.00 in tax and $1,260,337.60 in interest) (the "Federal Refund Proceeds"); and

          WHEREAS, the Tax Refunds1 received by Ventas prior to the date hereof are listed on Exhibit A hereto (such Tax Refunds


--------

1 For purposes of this Stipulation and Order, "Tax Refunds" shall mean all refunds received (including those endorsed over by one Party to the other Party in which case such refund shall be deemed received by the Party to which the refund was endorsed over) on or after September 13, 1999, in respect of federal, state or local property, franchise, income, excise, sales and use, and similar business taxes previously paid for tax years ending prior to or including April 30, 1998; provided, however, that Tax Refunds shall not include the refund of over payments or estimated taxes to the extent such over payments or estimated taxes were paid by a Party after April 30, 1998 and subsequently refunded by the applicable tax authority.

listed on Exhibit A (which includes the Federal Refund Proceeds) and any Tax Refunds received by Ventas on or after the date hereof, together with the Interest Amount2 thereon, are collectively referred to herein as the "Ventas Refund Proceeds"); and

          WHEREAS, simultaneously with the execution hereof, Ventas has delivered to the Debtors a list of the Pre-Spin Refunds3 received by Ventas; and

          WHEREAS, the Tax Refunds received by the Debtors prior to the date hereof are listed on Exhibit B hereof (such Tax Refunds listed on Exhibit B and the Tax Refunds received by the Debtors on or after the date hereof, together with the Interest Amount thereon, are collectively referred to herein as the "Vencor Refund Proceeds" and together with the Ventas Refund Proceeds, are referred to as the "Refund Proceeds"); and


---------------------

2 For purposes of this Stipulation and Order, "Interest Amount" shall mean, with respect to a Tax Refund, interest on the Tax Refund computed at the lesser of (a) the actual interest earned, and (b) 3% annual interest, for the period during which such Tax Refund is deposited in a Ventas Account or Vencor Account (as such terms are defined below) as the case may be.

3 For purposes of this Stipulation and Order, "Pre-Spin Refunds" shall mean all refunds received (including those endorsed over by one Party to the other Party in which case such refund shall be deemed received by the Party to which the refund was endorsed over) on or after January 1, 1999, but prior to September 13, 1999, in respect of federal, state or local property, franchise, income, excise, sales and use, and similar business taxes previously paid for tax years ending prior to or including April 30, 1998; provided, however, that Pre-Spin Refunds shall not include the refund of over payments or estimated taxes to the extent such over payments or estimated taxes were paid by a Party after April 30, 1998 and subsequently refunded by the applicable tax authority.

          WHEREAS, simultaneously with the execution hereof, the Debtors have delivered to Ventas a list of the Pre-Spin Refunds received by the Debtors; and

          WHEREAS, Ventas asserts that it is entitled to the Refund Proceeds on various legal grounds, including, without limitation, pursuant to the express terms of the Reorganization Agreements and, alternatively, that any claim of the Debtors to the Refund Proceeds is subject to, without limitation, recoupment, setoff and other defenses and claims of or by Ventas under the Reorganization Agreements and the Rent and Reorganization Stip; and

          WHEREAS, the Debtors assert that they are entitled to the Refund Proceeds on various legal grounds; and

          WHEREAS, each Party seeks to protect the Refund Proceeds pending resolution of the rights of the Parties.

          NOW, THEREFORE, IT IS STIPULATED AND AGREED by and between the Parties that:

          1. In the event that the Bankruptcy Court fails to approve this Stipulation and Order on or before May 31, 2000, or such approval is subsequently modified, rescinded or stayed, this Stipulation and Order shall automatically terminate and be of no force and effect. Pending approval of the Bankruptcy Court as referenced in the preceding sentence, either Party may terminate this Stipulation and Order by providing one business day's notice (which may be by facsimile transmission) to the other Party.

          2. The Ventas Refund Proceeds shall be deposited in one or more segregated interest-bearing accounts at a federally insured depository institution in the name of Ventas, Inc. or

Ventas Realty, Limited Partnership; provided, however, that all or a portion of the Ventas Refund Proceeds may be invested in a commercially reasonable manner so long as any investment of the Ventas Refund Proceeds remains segregated from the other investments of Ventas, Inc. and Ventas Realty, Limited Partnership (any such depository or investment account or other investment of Ventas Refund Proceeds, a "Ventas Account"). Ventas shall provide the Debtors with notice within two business days after (a) the opening of a Ventas Account (which notice shall specify the location of the Ventas Account, including the account number); and/or (b) the receipt of a Tax Refund (which notice shall specify the amount of the Tax Refund, the Ventas Account into which such Ventas Refund Proceeds have been deposited and the facts and circumstances giving rise to the Tax Refund and include a copy of the refund claim). Upon request of the Debtors, Ventas shall promptly (which in no case shall exceed two business days) provide the Debtors with the monthly written account statements received by Ventas for each of the Ventas Accounts, it being understood that Ventas may redact any information that is unrelated to the Ventas Accounts. If all or any portion of the Ventas Refund Proceeds are transferred between Ventas Accounts, Ventas shall promptly provide written notice (which in no case shall exceed two business days) to the Debtors of the Ventas Account into which the Ventas Refund Proceeds (or portion thereof) have been transferred. This Stipulation and Order and the terms and conditions hereof, including the establishment and maintenance of a Ventas Account, shall not be (a) deemed an admission by any Party in respect of any matter whatsoever; (b) probative of the Parties' respective rights, if any, to the Refund Proceeds or any portion thereof, including any principal or interest component thereof; or (c) otherwise affect or impair any rights of the Parties.

          3. The Vencor Refund Proceeds shall be deposited in one or more segregated interest-bearing accounts at a federally insured depository institution in the name of Vencor, Inc.; provided, however, that all or a portion of the Vencor Refund Proceeds may be invested in a commercially reasonable manner so long as investment of the Vencor Refund Proceeds remains segregated from other investments of Vencor, Inc. and any of the other Debtors (any such depository or investment account or other investment of Vencor Refund Proceeds, a "Vencor Account"). The Debtors shall provide Ventas with notice within two business days after (a) the opening of a Vencor Account (which notice shall specify the location of the Vencor Account, including the account number); and (b) the receipt of a Tax Refund (which notice shall specify the amount of the Tax Refund, the Vencor Account into which such Vencor Refund Proceeds have been deposited and the facts and circumstances giving rise to the Tax Refund and include a copy of the refund claim). Upon request of Ventas, the Debtors shall promptly (which in no case shall exceed two business days) provide Ventas with the monthly written account statements received by the Debtors for each of the Vencor Accounts, it being understood that the Debtors may redact any information that is unrelated to the Vencor Accounts. If all or any portion of the Vencor Refund Proceeds are transferred between Vencor Accounts, the Debtors shall promptly provide written notice (which in no case shall exceed two business days) to Ventas of the Vencor Account into which the Vencor Refund Proceeds (or portion thereof) have been transferred. This Stipulation and Order and the terms and conditions hereof, including the establishment and maintenance of a Vencor Account, shall not be (a) deemed an admission by any Party in respect of any matter whatsoever; (b) probative of the Parties' respective rights, if any, to the Refund Proceeds or any portion thereof, including any principal or interest component thereof; or (c) otherwise affect or impair any rights of the Parties.


          4. Ventas or the Debtors, as the case may be, shall provide notice (a "Notice") to the parties listed on Exhibit C by facsimile (receipt confirmed) and overnight mail at least five (5) business days prior to withdrawing the Refund Proceeds or any portion thereof (the "Waiting Period") from a Ventas Account (in the case of Ventas) or a Vencor Account (in the case of the Debtors); provided, however, that the foregoing shall not apply to the extent that the Refund Proceeds are being transferred from one Ventas Account to another Ventas Account or from one Vencor Account to another Vencor Account, in which case paragraphs 2 and 3 hereof respectively shall govern; provided, further, that the foregoing shall apply as modified below in the case of a Tax Payment Withdrawal. A "Tax Payment Withdrawal" is a withdrawal by Ventas from a Ventas Account or by the Debtors from a Vencor Account if such withdrawal is made for the sole purpose of applying such amounts in payment of federal, state or local property, franchise, income, excise, sales and use, withholding, or similar tax liability, including interest and penalties, if any, for tax years ending prior to or including April 30, 1998, up to the amount of the Refund Proceeds then contained in the applicable Ventas or Vencor Account. Ventas shall be permitted to make Tax Payment Withdrawals from Ventas Accounts and the Debtors shall be permitted to make Tax Payment Withdrawals from Vencor Accounts upon such withdrawing Party's delivery of Notice regarding any such withdrawal, which shall include a copy of any applicable notice or other related documents and any return or other form filed with the taxing authority in respect of the payment made using the Tax Payment Withdrawal. Upon the expiry of any applicable Waiting Period, the Party providing the Notice shall have no further obligations pursuant to this Stipulation and Order respecting the use, maintenance, deposit or investment of any portion of the Refund Proceeds that is the subject of such Notice.

          5. The Parties reserve all rights with respect to their claims, defenses and contentions regarding the Refund Proceeds except as expressly provided in paragraph 6 hereof.

          6. Nothing in this Stipulation and Order shall constitute admissions by any of the Parties or shall be used in any subsequent litigation by the Parties or any other person or entity other than for the purpose of enforcement of this Stipulation and Order.

          7. Without limiting the provisions of paragraph 4 hereof, any notices to be sent in accordance with this Stipulation and Order will not be effective unless sent to the following:

To Ventas:

                              General Counsel
                              Ventas, Inc.
                              4360 Brownsboro Road, Suite 115
                              Louisville, KY 40207-1642
                              Fax (502) 357-9029

                              David Peress, Esq.
                              Young Conaway Stargatt & Taylor
                              Rodney Square North, 11th Floor
                              Wilmington, DE  19899-0391
                              Fax (302) 571-1253

                              Myron Trepper, Esq. and
                              Michael J. Kelly, Esq.
                              Willkie Farr & Gallagher
                              787 Seventh Avenue
                              New York, New York  10019
                              Fax (212) 728-8111

To the Debtors:

                              M. Suzanne Riedman, Esq., General Counsel
                              Vencor, Inc.
                              680 South Fourth Street
                              Louisville, KY  40202
                              Fax (502) 596-4075

                              William H. Sudell, Jr., Esq.
                              Morris, Nichols, Arscht & Tunnell
                              1201 North Market Street
                              P.O. Box 1347
                              Wilmington, Delaware 19899
                              Fax (302) 658-9200

                              Thomas J. Moloney, Esq. and
                              Lindsee P. Granfield, Esq.
                              Cleary, Gottlieb, Steen & Hamilton
                              One Liberty Plaza
                              New York, New York  10006
                              Fax (212) 225-3999

          8. This Stipulation and Order shall be automatically terminated, without further order of the Bankruptcy Court, on the earlier of the dates on which: (a) the Rent and Reorganization Stip is terminated; and (b) the Debtors provide notice pursuant to Paragraph 4(b) of the Rent and Reorganization Stip.

Dated:  New York, New York
        May 23, 2000


                                           CLEARY, GOTTLIEB, STEEN & HAMILTON
                                           One Liberty Plaza
                                           New York, New York  10006
                                           (212) 225-2000



                                           By: /s/ Lindsee P. Granfield
                                               --------------------------------



                                           Attorneys for Debtors
                                             and Debtors in Possession


                                           WILLKIE FARR & GALLAGHER
                                           787 Seventh Avenue
                                           New York, New York 10019
                                           (212) 728-8000



                                           By: /s/ Michael Kelly
                                               --------------------------------


                                           Attorneys for Ventas, Inc.



SO ORDERED this 31st day of
May 2000:


/s/ Mary F. Walrath
------------------------------
UNITED STATES BANKRUPTCY JUDGE

                                            EXHIBIT A

------------------------------------------------------------------------------------------------------------------------------------

Date          From                           Regarding                 Federal ID   Type                                   AMOUNT
------------------------------------------------------------------------------------------------------------------------------------

27-Sep-99     Marietta, Ohio                 Nationwide Care, Inc.     35-1871185   Marietta Income Tax Return              1,508.00

------------------------------------------------------------------------------------------------------------------------------------

18-Oct-99     Bowling Green, KY              Vencor Kentucky, Inc.     61-1258030   City Net Profit License Fee Return        737.00

------------------------------------------------------------------------------------------------------------------------------------

20-Oct-99     McCracken County, KY           Vencor Kentucky, Inc.     61-1258030   Annual License Fee Return                 851.00

------------------------------------------------------------------------------------------------------------------------------------

20-Oct-99     McCracken County, KY           First Healthcare          04-2432780   Annual License Fee Return                 475.00

                                             Corporation
------------------------------------------------------------------------------------------------------------------------------------

21-Oct-99     Ashland, KY                    Vencor Kentucky, Inc.     61-1258030   Net Profit License Fee Return           2,073.00

------------------------------------------------------------------------------------------------------------------------------------

21-Oct-99     Elizabethtown, KY              First Healthcare                       Net Profits License Fee Return            301.00

                                             Corporation
------------------------------------------------------------------------------------------------------------------------------------

22-Oct-99     Chillipothe, OH                First Healthcare          04-2432780   Income Tax Return                         859.00

                                             Corporation
------------------------------------------------------------------------------------------------------------------------------------

2-Nov-99      Madisonville, KY               Vencor Kentucky, Inc.     61-1258030   Net Profit License Fee Return             478.00

------------------------------------------------------------------------------------------------------------------------------------

3-Nov-99      Village of Whitehouse          First Healthcare          04-2432760   Income Tax Return                         600.00

                                             Corporation
------------------------------------------------------------------------------------------------------------------------------------

3-Nov-99      Hancock County, Kentucky       Vencor Kentucky, Inc.                  Net Profit License Fee Return              25.00

------------------------------------------------------------------------------------------------------------------------------------

5-Nov-99      Cambridge, OH                  Ventas, Inc.              61-1055020   Income Tax Return                          45.00

------------------------------------------------------------------------------------------------------------------------------------

8-Nov-99      Akron, Ohio                    First Healthcare          04-2432780   Income Tax Return                       1,600.00

                                             Corporation
------------------------------------------------------------------------------------------------------------------------------------

8-Nov-99      Cambridge, OH                  Nationwide Care, Inc.     35-1871185   Income Tax Return                       1,030.00

------------------------------------------------------------------------------------------------------------------------------------

9-Nov-99      Mercer County, KY              Vencor Kentucky, Inc.                  Net Profits License Fee Return            157.19

------------------------------------------------------------------------------------------------------------------------------------

10-Nov-99     Logan, Ohio                    First Healthcare          04-2432780   Income Tax Return                       1,113.00

                                             Corporation
------------------------------------------------------------------------------------------------------------------------------------

10-Nov-99     Logan, Ohio                    Ventas, Inc. (fka         61-1055020   Income Tax Return                         111.00

                                             Vencor, Inc.)
------------------------------------------------------------------------------------------------------------------------------------

11-Nov-99     Bowling Green, KY              First Healthcare          04-2432780   City Net Profit License Fee Return        620.00

                                             Corporation
------------------------------------------------------------------------------------------------------------------------------------

12-Nov-99     Owensboro, KY                  First Healthcare          04-2432780   Net Profit License Fee Return             506.00

                                             Corporation
------------------------------------------------------------------------------------------------------------------------------------

12-Nov-99     Elizabethtown, KY              Vencor Kentucky, Inc.                  Net Profits License Fee Return             69.00

------------------------------------------------------------------------------------------------------------------------------------

15-Nov-99     Coshocton                      Ventas, Inc.              61-1055020   Income Tax Return                          85.00

------------------------------------------------------------------------------------------------------------------------------------

18-Nov-99     Morgantown                     Vencor Kentucky, Inc.                  License Fee Division                      727.00

------------------------------------------------------------------------------------------------------------------------------------

22-Nov-99     Springfield, OH                Ventas, Inc.              61-1055020   Business Income Tax Return                396.00

------------------------------------------------------------------------------------------------------------------------------------

22-Nov-99     Marion, OH                     First Healthcare          04-2432780   Income Tax Return                       1,074.00

                                             Corporation
------------------------------------------------------------------------------------------------------------------------------------

22-Nov-99     Marion, OH                     Ventas, Inc. (fka         2100009359   Income Tax Return                         200.00

                                             Vencor, Inc.)
------------------------------------------------------------------------------------------------------------------------------------

23-Nov-99     Summitt County Facility -                                             Property Taxes                         73,816.04

              Property Tax Refund
              From Protest
------------------------------------------------------------------------------------------------------------------------------------

23-Nov-99     Loss Fee for Property                                                 Fee paid consultant for lowering     (36,854.10)

              Tax Protest to Ambassador                                             taxes related to above facility
              Research
------------------------------------------------------------------------------------------------------------------------------------

24-Nov-99     Toledo, OH                     First Healthcare          42-43-2780   Income Tax Return                       1,000.00

                                             Corporation
------------------------------------------------------------------------------------------------------------------------------------

26-Nov-99     Connecticut                    Ventas, Inc. (FKA         61-1055020   Combined Corporation                   18,331.00

                                             Vencor, Inc.)                          Business Tax Return
------------------------------------------------------------------------------------------------------------------------------------

2-Dec-99      Maryland                       Vencor Hospitals East,    61-1251013   Corporation Income Tax Return           1,151.00

                                             Inc.
------------------------------------------------------------------------------------------------------------------------------------

6-Dec-99      Lansing, MI                    First Healthcare          04-2432780   Income Tax -                              403.00

                                             Corporation                            1998 Corporation Return
------------------------------------------------------------------------------------------------------------------------------------

13-Dec-99     Lexington-Fayette
              Board of Ed.                   Vencor Kentucky, Inc.     61-1258030   Net Profits License Fee Return            478.00

------------------------------------------------------------------------------------------------------------------------------------

15-Dec-99     Dayton, OH                     Ventas, Inc.              61-1055020   City Income Tax Return                    185.00

------------------------------------------------------------------------------------------------------------------------------------

15-Dec-99     Coshocion                      Nationwide Care, Inc.     35-1871185   Income Tax Return                       1,600.17

------------------------------------------------------------------------------------------------------------------------------------

20-Dec-99     Louisiana                      First Healthcare          04-2432780   Corporation Income Tax Return           1,925.00

                                             Corporation
------------------------------------------------------------------------------------------------------------------------------------

20-Dec-99     Cincinnati, OH                 Ventas, Inc. (fka         61-1055020   Income Tax Return                          16.00

                                             Vencor, Inc.)
------------------------------------------------------------------------------------------------------------------------------------

23-Dec-99     Wisconsin                      First Healthcare          04-2432780   Corporation Franchise or               82,617.00

                                             Corporation                            Income Tax Return
------------------------------------------------------------------------------------------------------------------------------------

27-Dec-99     Utah                           Vencor Inc. &             61-1055020   06-95 to 05-96 Corporate Franchise     33,829.00

                                             Subsidiaries                           Tax Resulting From Automatic NOL
                                                                                    Carryback
------------------------------------------------------------------------------------------------------------------------------------

27-Dec-99     Utah                           Ventas, Inc. &            61-1055020   06-96 to 12-96 Corporate Franchise     15,306.00

                                             Subsidiaries                           Tax Resulting From Automatic NOL
                                                                                    Carryback
------------------------------------------------------------------------------------------------------------------------------------

27-Dec-99     West Virginia                  Vencor Kentucky, Inc.     61-1258030   Business Franchise Tax Return              11.00

------------------------------------------------------------------------------------------------------------------------------------

29-Dec-99     Michigan                       First Healthcare          04-2432780   Single Business Tax Annual Return      43,644.91

                                             Corporation
------------------------------------------------------------------------------------------------------------------------------------

5-Jan-00      Newark, OH                     First Healthcare          04-2432780   Business Tax Return                     1,947.00

                                             Corporation
------------------------------------------------------------------------------------------------------------------------------------

10-Jan-00     Iowa                           First Healthcare          04-2432780   Iowa Corporate Income Tax Return          152.40

                                             Corporation
------------------------------------------------------------------------------------------------------------------------------------

11-Jan-00     Louisiana                      Vencor Properties, Inc.   51-0352067   Louisiana Corporation                     626.00

                                                                                    Income Tax Return
------------------------------------------------------------------------------------------------------------------------------------

21-Jan-00     Columbus/Canal                 First Healthcare          04-2432780   City Income Tax                         1,921.00

              Winchester, Ohio               Corporation                            Return/Business Return
------------------------------------------------------------------------------------------------------------------------------------

21-Jan-00     Columbus, Ohio                 Vencor Hospital East,     61-1251013   City Income Tax                         3,500.00

                                             Inc.                                   Return/Business Return
------------------------------------------------------------------------------------------------------------------------------------

21-Jan-00     Indiana                        Nationwide Care, Inc.                  Sales Tax Audit                        15,638.64

------------------------------------------------------------------------------------------------------------------------------------

4-Feb-00      Alabama                        First Healthcare          04-2432780   Corporation Income Tax Return          18,693.15

                                             Corporation
------------------------------------------------------------------------------------------------------------------------------------

16-Feb-00     Missouri                       First Healthcare          04-2432780   Corporation Income Tax Return           9,350.25

                                             Corporation
------------------------------------------------------------------------------------------------------------------------------------

8-Mar-00      Georgia                        Ventas, Inc. (FKA         61-1055020   Corporation Tax Returns                 9,770.00

                                             Vencor, Inc.)
------------------------------------------------------------------------------------------------------------------------------------

13-Mar-00     Lexington-Fayette              Vencor Kentucky, Inc.     61-1258030   Net Profits License Fee Return          1,625.00

              Urban Co. Govt
------------------------------------------------------------------------------------------------------------------------------------

30-Mar-00     Vermont                        Ventas, Inc. &            61-1055020                                          57,662.00

                                             Affiliates
------------------------------------------------------------------------------------------------------------------------------------


                                    EXHIBIT A

------------------------------------------------------------------------------------------------------------------------------------

Date          From                           Regarding                 Federal ID   Type                                   AMOUNT
------------------------------------------------------------------------------------------------------------------------------------

3-Apr-00      North Carolina                 Ventas, Inc.                           1998 Corporate Income Tax Refund          141.34

------------------------------------------------------------------------------------------------------------------------------------

3-Apr-00      Maryland                       Vencor Hospital East,     61-1251013   1998 Withholding                           70.52

                                             Inc.
------------------------------------------------------------------------------------------------------------------------------------

3-Apr-00      Village of West Lafayette      First Healthcare          04-2432780   Corporation, Partnership or               400.00

                                             Corporation                            Fiduciary Income Tax Return
------------------------------------------------------------------------------------------------------------------------------------

3-Apr-00      Board of Commissioners -       Ventas Realty             99014053     Refund of Solid Waste Refund for           53.26

              Pasco Co.                                                             1999 (Pasco County,
                                                                                    Dade City, Florida)
------------------------------------------------------------------------------------------------------------------------------------

17-Apr-00     North Carolina                 First Healthcare          04-2432780   Corporate Franchise and               129,460.22

                                             Corporation                            Income Tax Return
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

              SUBTOTAL                                                                                                    504,079.99

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

3-Feb-00      Federal Tax Refund                                                                                       26,609,865.60

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

              TOTAL                                                                                                    27,113,945.59

------------------------------------------------------------------------------------------------------------------------------------


                                            EXHIBIT B


REFUND ANALYSIS
Refunds From Tax Return Periods 5/1/98 and Prior
September 13, 1999 through May 22, 2000



                                               REFUNDS        REFUNDS       REFUNDS       REFUNDS       REFUNDS      REFUNDS
                                              RECEIVED        RECEIVED      RECEIVED      RECEIVED     RECEIVED      RECEIVED
DESCRIPTION                                @ 9/13-9/30/99    @ 10/31/99    @ 11/30/99    @ 12/31/99   @ 01/31/00    @ 02/28/00
---------------------------------------    --------------    ----------    ----------    ----------   ----------    ----------

  Washington - First Healthcare                    37,909
   Corporation
   Washington - First Healthcare                    3,009
   Corporation
   Washington - First Healthcare                   10,074
   Corporation
   Tennessee
   Tennessee                                                                                                 240
                                           --------------    ----------    ----------    ----------   ----------    ----------
   Total Property Tax Refunds Received            125,008         4,703             0             0          240        16,210
                                           --------------    ----------    ----------    ----------   ----------    ----------
Total Tax Refunds Received                        497,601        26,029         5,961        74,116       41,161     1,346,892
                                           ==============    ==========    ==========    ==========   ==========    ==========

                                                                        REFUNDS
                                            REFUNDS       REFUNDS       RECEIVED     Total Refunds
                                            RECEIVED      RECEIVED      @ 05/01-   Rec'd 09/13/99 to
DESCRIPTION                                @ 03/31/00    @ 04/30/00     05/22/00     05/22/00
---------------------------------------    ----------   ------------   ----------  -----------------

   Washington - First Healthcare                                                         37,909
   Corporation
   Washington - First Healthcare                                                          3,009
   Corporation
   Washington - First Healthcare                                                         10,074
   Corporation
   Tennessee                                              16,390                         16,390
   Tennessee                                              16,843                         17,083
                                           ----------   ------------   ----------  -----------------
   Total Property Tax Refunds Received            0       33,233              0         179,394
                                           ----------   ------------   ----------  -----------------
Total Tax Refunds Received                        0      247,831         97,165       2,336,756
                                           ==========   ============   ==========  =================

REFUND ANALYSIS
Refunds From Tax Return Periods 5/1/98 and Prior
September 13, 1999 through May 22, 2000



                                                  REFUNDS           REFUNDS       REFUNDS       REFUNDS       REFUNDS
                                                  RECEIVED          RECEIVED      RECEIVED      RECEIVED      RECEIVED
DESCRIPTION                                    @ 9/13-9/30/99      @ 10/31/99    @ 11/30/99    @ 12/31/99    @ 01/31/00
---------------------------------------------  --------------     ------------  ------------  ------------  ------------
INCOME/FRANCHISE TAX REFUNDS
   IRS - Hillhaven Corp                                33                0             0             0             0
   IRS - Transitional Hospitals                   143,067                0             0             0             0
   Corporation
   IRS - TheraTx, Inc.                                  0                0             0             0             0
   HAWAII - Theratx, Inc.                               0                0             0           825             0
   HAWAII - VenCare, Inc.                               0                0             0           300             0
   INDIANA - Vencor Home Hospice                        0                0             0        15,281             0
   INDIANA - Vencor Insurance Company                   0                0         1,346             0             0
   INDIANA - Ventech Systems, Inc.                    451                0             0             0             0
   IOWA - Vencare, Inc.                                 0                0             0        49,848             0
   LOUISIANA - CPC of Louisiana, Inc.               4,888                0             0             0             0
   LOUISIANA - Medisave Pharmacies, Inc.                0                0             0             0        39,970
   ARIZONA - American X-Rays, Inc. Refund             178                0             0             0             0
   INDIANA - Ventech Systems, Inc.                     31                0             0             0             0
   Interest
   LOUISIANA - CPC of La., Inc. - Interest             10                0             0             0             0
   LOUISIANA - CPC of La., Inc. - Refund          223,935                0             0             0             0
   TEXAS - Respiratory Care Services,                   0              489             0             0             0
   Inc. - Refund
   LOUISIANA - CPC of La., Inc. - Refund                0            1,289             0             0             0
   TEXAS - Medisave Pharmacy, Inc. -                    0                0            31             0             0
   Refund
   MISSISSIPPI - CPC Properties of Ms.,
     Inc. - Refund                                      0                0         4,584             0             0
   HAWAII - Vencare, Inc. - Interest                    0                0             0             2             0
   HAWAII - Theratx, Inc. - Interest                    0                0             0             6             0
   INDIANA - Vencor Hospice, Inc. -                     0                0             0         2,670             0
   Interest
   IOWA - Vencare, Inc. - Interest                      0                0             0         5,184             0
   LOUISIANA - Medisave Pharmacy, Inc. -
     Interest                                           0                0             0             0           951
   SOUTH CAROLINA - Vencare, Inc. -                     0                0             0             0             0
     Interest
                                               --------------     ------------  ------------  ------------  ------------
   Total Income/Franchise Tax Refunds Rec.        372,593            1,778         5,961        74,116        40,921
                                               --------------     ------------  ------------  ------------  ------------
   SALES/USE TAX REFUNDS:

   Indiana - Ventas                                                 19,548
                                               --------------     ------------  ------------  ------------  ------------


                                                                                           REFUNDS      Total Refunds
                                                  REFUNDS       REFUNDS      REFUNDS       RECEIVED     Rec'd 09/13/99
                                                  RECEIVED     RECEIVED      RECEIVED      @ 05/01-        to
DESCRIPTION                                      @ 02/28/00   @ 03/31/00    @ 04/30/00      05/22/00    05/22/00
---------------------------------------------   ------------ ------------  -----------   ------------  ----------------
INCOME/FRANCHISE TAX REFUNDS
   IRS - Hillhaven Corp                                 0             0           0              0              33
   IRS - Transitional Hospitals Corporation             0             0     213,255         97,165         453,487
   IRS - TheraTx, Inc.                          1,330,682             0           0              0       1,330,682
   HAWAII - Theratx, Inc.                               0             0           0              0             825
   HAWAII - VenCare, Inc.                               0             0           0              0             300
   INDIANA - Vencor Home Hospice                        0             0           0              0          15,281
   INDIANA - Vencor Insurance Company                   0             0           0              0           1,346
   INDIANA - Ventech Systems, Inc.                      0             0           0              0             451
   IOWA - Vencare, Inc.                                 0             0           0              0          49,848
   LOUISIANA - CPC of Louisiana, Inc.                   0             0           0              0           4,888
   LOUISIANA - Medisave Pharmacies, Inc.                0             0           0              0          39,970
   ARIZONA - American X-Rays, Inc. Refund               0             0           0              0             178
   INDIANA - Ventech Systems, Inc.                      0             0           0              0              31
   Interest
   LOUISIANA - CPC of La., Inc. - Interest              0             0           0              0              10
   LOUISIANA - CPC of La., Inc. - Refund                0             0           0              0         223,935
   TEXAS - Respiratory Care Services,                   0             0           0              0             489
   Inc. - Refund
   LOUISIANA - CPC of La., Inc. - Refund                0             0           0              0           1,289
   TEXAS - Medisave Pharmacy, Inc. -                    0             0           0              0              31
   Refund
   MISSISSIPPI - CPC Properties of Ms.,
     Inc. - Refund                                      0             0           0              0           4,584
   HAWAII - Vencare, Inc. - Interest                    0             0           0              0               2
   HAWAII - Theratx, Inc. - Interest                    0             0           0              0               6
   INDIANA - Vencor Hospice, Inc. -                     0             0           0              0           2,670
   Interest
   IOWA - Vencare, Inc. - Interest                      0             0           0              0           5,184
   LOUISIANA - Medisave Pharmacy, Inc. -
     Interest                                           0             0           0              0             951
   SOUTH CAROLINA - Vencare, Inc. -                     0             0       1,343              0           1,343
     Interest
                                           --------------     ------------  ------------  ------------  ------------
   Total Income/Franchise Tax Refunds Rec.      1,330,682             0     214,598         97,165       2,137,814
                                           --------------     ------------  ------------  ------------  ------------
   SALES/USE TAX REFUNDS:

   Indiana - Ventas                                                                                         19,548
                                           --------------     ------------  ------------  ------------  ------------


                                               REFUNDS        REFUNDS       REFUNDS       REFUNDS       REFUNDS
                                               RECEIVED       RECEIVED      RECEIVED      RECEIVED      RECEIVED
DESCRIPTION                                 @ 9/13-9/30/99   @ 10/31/99    @ 11/30/99    @ 12/31/99    @ 01/31/00
------------------------------------------- --------------   ----------    ----------    ----------    ----------
   Total Sales/Use Tax Refunds Received              0        19,548             0             0             0

   PROPERTY TAX REFUNDS:

   Kentucky - TheraTx, Inc.
   Illinois - Vencor Hospitals Illinois,
     Inc.
   Massachusetts
   Texas                                            15
   Colorado                                         82
   Colorado                                      1,704
   Colorado                                                      273
   Colorado                                                    4,430
   Washington - First Healthcare                29,947
     Corporation
   Washington - First Healthcare                31,687
     Corporation
   Washington - First Healthcare                10,581
     Corporation


                                                                                           REFUNDS      Total Refunds
                                                  REFUNDS       REFUNDS      REFUNDS       RECEIVED     Rec'd 09/13/99
                                                  RECEIVED     RECEIVED      RECEIVED      @ 05/01-           to
DESCRIPTION                                      @ 02/28/00   @ 03/31/00    @ 04/30/00      05/22/00       05/22/00
---------------------------------------------   ------------ ------------  -----------   ------------  ----------------
  Total Sales/Use Tax Refunds Received                   0             0           0              0       19,548

   PROPERTY TAX REFUNDS:

   Kentucky - TheraTx, Inc.
   Illinois - Vencor Hospitals Illinois,             11,127                                                11,127
     Inc.
   Massachusetts                                      5,083                                                 5,083
   Texas                                                                                                       15
   Colorado                                                                                                    82
   Colorado                                                                                                 1,704
   Colorado                                                                                                   273
   Colorado                                                                                                 4,430
   Washington - First Healthcare                                                                           29,947
     Corporation
   Washington - First Healthcare                                                                           31,687
     Corporation
   Washington - First Healthcare                                                                           10,581
     Corporation

                                    Exhibit C
                                    ---------


Vencor Bank Group
-----------------

Mr. Houston Stebbins
Morgan Guaranty Trust Company
DIP Agent
60 Wall Street, 23rd floor
New York, New York 10260

Karen Wagner, Esq.
Davis, Polk & Wardwell
450 Lexington Avenue
New York, New York 10017

Joel B. Zweibel, Esq.
O'Melveny & Myers, LLP
Citicorp Center
153 E. 53rd Street
New York, New York 10022

Official Committee of Unsecured Creditors
-----------------------------------------

Chaim J. Fortgang, Esq.
Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019

The Office of the United States Trustee
---------------------------------------

John D. McLaughlin, Jr., Esq
Office of the U.S. Trustee
601 Walnut Street
The Curtis Center
Suite 950 West
Philadelphia, PA 19106